AMENDMENT NUMBER TWO TO
REVOLVING CREDIT AGREEMENT

This AMENDMENT NUMBER TWO TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of December 14, 2016 (the “Effective Date”), and is entered into among IXYS CORPORATION (the “Borrower”), the financial institutions party to the Credit Agreement (as defined below) from time to time as lenders (collectively, the “Lenders”), BANK OF THE WEST as Administrative Agent for Lenders (in such capacity, “Agent”), and KEYBANK NATIONAL ASSOCIATION as Syndication Agent.

RECITALS

WHEREAS, Borrower, Lenders, and Agent are parties to that certain Revolving Credit Agreement, dated as of November 20, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

WHEREAS, Borrower has requested that Agent and the Required Lenders agree to extend the term of the Credit Agreement and amend the Leverage Ratio covenant.

WHEREAS, Agent and the Required Lenders have agreed to Borrower’s request pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Credit Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENTS. On the later of the Effective Date and the date all of the conditions set forth in Section 3 of this Amendment have been satisfied, the Credit Agreement shall be deemed amended in the following respects:

2.1 Amended Definition of Expiration Date. The definition of “Expiration Date” set forth in Section 1.1.31 of the Credit Agreement is deleted in its entirety and is replaced with the following:

“Expiration Date”: shall mean November 20, 2019, or the date of termination of the Lenders’ commitments to lend under this Agreement pursuant to Section 7 hereof, whichever shall occur first.

2.2 Amended Leverage Ratio Covenant. The Leverage Ratio covenant set forth in Section 5.2(iii) of the Credit Agreement is deleted in its entirety and is replaced with the following:

(iii) A Leverage Ratio of not more than 2.50 to 1.00 as of the end of each fiscal quarter.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The amendments set forth in Section 2 of this Amendment shall be effective on the date of completion of all of the following conditions precedent:

3.1 Agent shall have received an executed counterpart to this Amendment from each of the parties hereto.

3.2 Payment of (a) all of Agent’s out-of-pocket expenses (including Agent’s counsel’s fees and expenses) in connection with the preparation and negotiation of this Amendment and pursuant to that certain fee letter of even date herewith by and between Agent and Borrower, and (b) an upfront fee of $125,000, payable to Agent for the Pro Rata benefit of the Lenders.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and the Lenders that all of Borrower’s representations and warranties set forth in the Credit Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date, which shall be true and correct in all respects or all material respects, as applicable, as of such earlier date).

5. LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Credit Agreement shall remain unchanged and in full force and effect.

6. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the next page]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWER:

IXYS CORPORATION

By: /s/ Uzi Sasson
Name: Uzi Sasson
Title: President and CEO

AGENT:

BANK OF THE WEST,

as Agent (with the consent of the Required Lenders)

By: /s/ Sidney S. Jordan

Name: Title:	Sidney S. Jordan Managing Director

LENDER:

BANK OF THE WEST,
as a Lender

By: /s/ Terry Switz

Name: Title:	Terry Switz Director

LENDER:

KEYBANK NATIONAL ASSOCIATION,
as a Lender and Syndication Agent

By: /s/ Geoff Smith

Name: Title:	Geoff Smith Senior Vice President

LENDER:

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ David Schlager

Name:	David Schlager

Title:	Director

LENDER:

COMERICA BANK,
as a Lender

By: /s/ Robert Shutt

Name:	Robert Shutt

Title:	Senior Vice President